ROCKETFUEL

DRIVEN BY INNOVATION

/ Payment checkout. Reinvented /

WHAT IS ROCKETFUEL BLOCKCHAIN?


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RocketFuel is a new payment solution for eCommerce merchants to accept and receive payments and shipping information without the need for payment intermediaries

For the consumer, RocketFuel checkout solutions improve both convenience and security.

E-Commerce market is growing fast, yet inefficiently

Current solutions are

Expensive, not secure, and complex to use
Based on outdated technology

New solutions

Customers expect secure, economically feasible and efficient solutions

$3.5T
eCommerce market size

14%
Of total commerce

20+
Year old technology

200M
Crypto wallet holders expected by 2023

Solutions are expensive and inefficient for ***merchants***

High costs and chargebacks and consumers reluctant to fill out forms, create logins, etc. leads to lost revenue

$15B
Acquiring and processing cost merchants $15Billion yearly in the US

19%
of all cart abandonments is caused by mistrust

1.5%
E-merchants lose on average 1.5% of their annual revenue to fraud attacks!

9.7%
E- merchants spend 9.7% of their revenue in Fraud Prevention tools


BANK CARD

Solutions are expensive and inefficient for ***merchants***

Delayed cash flow

Security requirements and blocked funds lead to months of delays in getting paid

Complex set-up and operation

API integration to Payment Service Providers
PCI requirements from the card-schemes
Time-consuming chargebacks procedures

Solutions are unsecure and difficult to use for ***consumers***



Customers are increasingly concerned about the security of their data

Regular data breaches cause consumers to loose confidence
Consumers are reluctant to share sensitive personal data
Breaches and fraud cause major inconvenience and cost for consumers

Cumbersome check-out 'shopping cart' methodology

Repeatedly creating accounts, enter credit card details, shipping information, and personal information
37% of cart abandonments caused by requirements to "fill out forms"
High fraud causes additional security steps

Inconvenient re-direct to 3rd party payment platforms

On Average 69.23% of all consumers are doing cart abandonment when shopping online!

Need radically different technology to disrupt current solutions

Every 10 years a new technology drives major innovation, disruption, and opportunity


ADOPTION
INTERNET
MOBILE
ELECTRIC VEHICLES
BLOCKCHAIN
TIME

A modern solution leveraging the benefits of blockchain technology

Benefits for Consumer

Ease of Use

Cashflow

Security


UP
DOWN

Benefits for merchants

Cost

Fraud

Chargebacks

Consumer Functionality

A modern solution leveraging the benefits of blockchain technology


$ 200
BUY

Single-click payment solution

Pay with Crypto currencies or cash

Support for "in-ad" one click purchases

End-user stores payment and shipment info once

No filling out forms
No redirect
No hassle to pay

Merchant Functionality

A modern solution leveraging the benefits of blockchain technology

Fully automated fulfilment order process

No acquiring and processing costs

Eliminates expensive middlemen



No fraud attacks or chargebacks possible

No investments in fraud prevention tools necessary

Ultra high cart conversion rates



Initial Target Market: Travel Industry

Worldwide sales of flight tickets sold online in 2019 was **$540Billion**

2 largest reservations systems generate more than **$10B** in yearly revenues

Target Group

Travel merchants
Web platforms
Blog-sites

Challenges

Many intermediaries; acquirers, PSPs,
Reservation systems, card-schemes
High costs
Delayed payments

Go-to-market

Crypto-exchanges
Partners / affiliates
Market Places
Existing contacts


Sweety Cake
Yellow Food
Explore
Check Out

Monetization

- Commission % of volume charged the merchant
- Transaction fee per transaction charged to merchant
- License fees for using the technology


NYT FRA TOMMY HILFIGER
NYHEDER FRA TOMMY HILFIGER

Customer Reference:

TINDERBOX

No personal and sensitive data

Customers will no longer be required to share personal and sensitive data, such as credit card information. Instead, the purchase is confirmed and after using our patent-pending "1-3 click" technology, the product is shipped.

Simplifying the check-out payment process

Mr. Michael Brandt, CEO of Tinderbox said: "I believe RocketFuel's technology platform provides a much-needed solution to simplify the check-out payment process. The RocketFuel technology platform should also open new sales channels and customer groups for us thereby creating additional growth opportunities."

ROCKETFUEL

Commercial Milestones


Listed OTC
March 2020
Expansion of R&D Team
August 2020
Initial deployment Travel industry
Q2 2021
Expansion to next Vertical
Q4 2021
2019
2020
2021
3 Patents filed
2019
Initial Prototype: Crypto payments
July 2020
V 2.0
Bank transfers
Supply chain
Integration
Travel specifics
Q2 2021
V3.0
Production
Exchanges
add verticals
Q4 2021

Product Milestones

Core Team with strong track record



Gert Funk

Chairman, Founder and CPO

15 years as Payment Service Provider for International eCom merchants.
Serial entrepreneur since 1990
Blockchain expert since 2015.



Peter Jensen

CEO

Experienced hi tech CEO located in Silicon Valley
5 successful exits incl Vmware, CISCO, IBM
Startup Investor and mentor



Bennett Yankowitz

CFO

Law degrees from USC and Cambridge
Expert in ICO law with 30+ years of experience as a corporate attorney with leading law firms, specializing in securities, financial and M&A transactions,



Rohan Hall

CTO

30+ years technology experience;
Published author, Fintech Founder, serial entrepreneur with successful Exit
Blockchain Expertise

Summary

- Payment industry is large, old fashioned, and problematic
- RocketFuel has unique technology, patents and team to disrupt
- E-Commerce payments are growing rapidly
- Blockchain technology and Crypto currencies are change enablers


ROCKETFUEL

Thank you for your interest and support!

Questions?

Safe Harbor Statement

This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Examples of factors that may affect future operating results and financial condition include, but are not limited to: changes in the economy generally and in respect to the businesses in which we operate; unanticipated issues in integrating acquisitions; the results of actions to reposition our businesses; rapid technological change; general market conditions in the online merchant, payments, travel and computer industries; reliance on key customers; unanticipated natural disasters or other events; the ability to protect our intellectual property; pricing pressures and demand for our products; unanticipated developments that could occur with respect to contingencies such as litigation and environmental matters as well as any product liability claims; and risks associated with our international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. Many of these, and other, risks and uncertainties are discussed in further detail in our Annual Report on Form 10-K. We undertake no obligation to publicly update our forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.